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                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Liberty Savings Bank, F.S.B.

We hereby consent to the use in this Form S-1 of our report dated November 16, 2005 appearing in the Prospectus, which is part of this Form S-1, and to the references to our firm under the heading "Experts" in such Prospectus.

                                              /s/ Michael Trokey & Company, P.C.
                                                  Certified Public Accountants

May 10, 2006
St. Louis, Missouri